UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2026

Silver Bow Mining Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-43242	98-1858068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1401 Idaho Street Butte, Montana	59701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 406-718-7593

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	SBMT	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act or 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 20, 2026, Silver Bow Mining Corp. (the “Company”) entered a First Amendment to Asset Purchase Agreement with an effective date of October 14, 2026 (this “Amendment”), which amends that certain Asset Purchase Agreement, dated August 21, 2026 (the “Original Agreement”), by and among Montana Goldfields, Inc., a Delaware corporation (“MTGF”), Montana Tunnels Mining, Inc., a Delaware corporation (“MTMI” and, collectively with MTGF, “Sellers” and each a “Seller”) and the Company and Silver Bow Tunnels Corp., a Montana corporation (“SBTC” and, collectively with the Company, “Buyers” and each a “Buyer”).

Pursuant to the Amendment, the Sellers and Buyers agreed to amend the Original Agreement as follows:

The definition of "Outside Date in the Original Agreement was amended to mean the date that is 60 days following delivery by the Sellers to the Buyers of the audited financial statements of MTMI for its last two fiscal years in form satisfactory for inclusion in the Proxy Statement as required under Section 5.17 of the Original Agreement

The first sentence of Section 5.4 of the Original Agreement was amended to provide that the Company will, as promptly as reasonably practicable (and in any event within 5 Business Days following the following delivery by the Sellers to the Buyers of the audited financial statements of MTMI for its last two fiscal years in form satisfactory for inclusion in the Proxy Statement as required under Section 5.17 of the Original Agreement), prepare and file with the Commission, in preliminary form, a proxy statement relating to a meeting of the Company’s shareholders (the “Company Shareholders Meeting”) (as amended or supplemented from time to time, the “Proxy Statement”) for the purpose of obtaining the Company Shareholder Approval.

The first sentence of Section 5.17 of the Original Agreement was amended to provide that, in connection with the preparation of the Proxy Statement, Sellers will use reasonable efforts to produce audited financial statements of MTMI for its last two fiscal years or such other periods as may be required by the Commission for inclusion in the Proxy Statement, audited by an independent public accounting firm registered with the PCAOB in accordance with the standards of the PCAOB (the “MTMI Audited Financials”), no later than October 31, 2026.

Except as specifically modified and amended as stated above, the Original Agreement remains in full force and effect without revision thereto, as more fully described in the Company’s Current Report on Form 8-K as filed with the Commission on August 24, 2026.

The foregoing is a summary of the material terms of the Amendment and is subject to, and qualified in its entirety by, the full text of the Amendment which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

A copy of the Amendment has been included as Exhibit 10.1 hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto or any of their respective subsidiaries or affiliates. The covenants contained in the Amendment were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Amendment; may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to the Amendment; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the covenants may change after the date of the Amendment, which subsequent information may or may not be fully reflected in any public disclosures. Accordingly, investors should read the covenants in the Amendment not in isolation but only in conjunction with the other information about the parties or any of their respective subsidiaries or affiliates that they include in reports, statements and other filings they make with the Commission and the Canadian Securities Regulators.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

10.1	First Amendment to Asset Purchase Agreement dated October 14, 2026 by and among Montana Goldfields, Inc., Montana Tunnels Mining, Inc., Silver Bow Mining Corp. and Silver Bow Tunnels Corp.
104	Cover Page Interactive Data File--the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

 Additional information and where to find it

This communication may be deemed to be solicitation material in respect of the proposed shareholders meeting of the Company to approve the issuance of the CVRs and the underlying common shares. In connection with the proposed shareholders meeting, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement in preliminary and definitive form. INVESTORS AND SHAREHOLDERS OF SILVER BOW MINING ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SILVER BOW MINING’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHAREHOLDER APPROVAL BEING REQUESTED. Investors and shareholders of the Company are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov, or free of charge from the Company under the “Investors” section of the Company’s website at www.silverbowmining.com/investors or by sending a request by e-mail to ir@silverbowmining.com or by mail to 1401 Idaho Street, Butte, Montana 59701, attention: Corporate Secretary.

Participants in the solicitation

The Company and certain of its respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s registration statement on Form S-1/A, which was filed with the SEC on April 21, 2026. To the extent holdings of the Company’s securities by their respective directors or executive officers have changed since the amounts set forth in the Registration Statement on Form S-1/A, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the Company’s proxy statement relating to the proposed approval by shareholders, when it becomes available.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Exchange Act, and forward-looking information within the meaning of applicable Canadian securities laws. All statements, other than statements of historical facts included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements and forward-looking information. When used in this report or elsewhere, the words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "potential," "project," "target," "will," "could," "should," and similar expressions, or statements that certain actions, events or results "may," "could," "would," "should," "might" or "will" occur or be achieved, often, but not always, identify forward-looking statements and forward-looking information. These forward-looking statements and forward-looking information include, but are not limited to, statements regarding the completion of the acquisition; the acquisition and transfer of assets and permits; the issuance and conversion of CVRs; the toll-milling, royalty and net profits interest arrangements; the US$5 million M-Pit feasibility work program and the timing, completion and results of the M-Pit Feasibility Study; the Clancy Creek Bypass Channel program; any future construction decision, restart or production from the M-Pit; the potential suitability of the acquired milling and flotation circuits for processing mineralization from the Company’s Rainbow Block project; potential development pathways for Rainbow Block; expected strategic benefits of the transaction and other similar statements regarding the transaction. Forward-looking statements are based on the Company’s current expectations and are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including failure to obtain Bankruptcy Court, governmental, shareholder or NYSE American approvals; failure to satisfy closing conditions; changes in the amount of obligations required to be funded; reclamation, environmental and legacy-liability costs; the status or transferability of permits; results of technical and feasibility studies; the Company’s future capital costs, operating costs, non-operating costs, and ability to raise capital on terms acceptable to the Company or at all; risks relating to the Company’s exploration activities in Montana; risks related to the Company’s mineral claims, including the validity, title and maintenance of mineral claims and property rights; risks in obtaining, maintaining or amending permits, licenses and future permitting and regulatory approvals; commodity-price fluctuations; litigation; the inherently hazardous nature of mining-related activities and other operational and environmental risks inherent in mineral exploration and mining-related activities. Additional risk factors are discussed under the headings "Forward-Looking Statements" and "Risk Factors" in the Company’s Registration Statement on Form S-1, as amended, filed with the SEC on April 21, 2026, the Company’s Canadian prospectus dated April 29, 2026, filed on SEDAR+, and in other documents filed by the Company with the SEC and Canadian securities regulatory authorities.

Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned not to place undue reliance on forward-looking statements and forward-looking information, which speak only as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SILVER BOW MINING CORP.

Date: October 23, 2026	By:	/s/ C. Travis Naugle
C. Travis Naugle
Chief Executive Officer